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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 Current Report

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported):
                                October 28, 2004

                        Integrated Silicon Solution, Inc.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)

          Delaware                     000-23084                 77-0199971
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(State or other jurisdiction          (Commission               (IRS Employer
     of incorporation)                File Number)           Identification No.)

                                2231 Lawson Lane
                             Santa Clara, California
                                      95054
                    (Address of Principal Executive Offices)
                                   (Zip Code)

       Registrant's telephone number, including area code: (408) 969-6600

          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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                                TABLE OF CONTENTS

Item 2.02 Results of Operations and Financial Condition.

Item 9.01 Financial Statements and Exhibits.

SIGNATURES

INDEX TO EXHIBITS

EXHIBIT 99.1


                                      -2-

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Item 2.02 Results of Operations and Financial Condition.

      The information in this Current Report on Form 8-K is being furnished and shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section.

      On October 28, 2004, we announced the results of our operations for the fiscal quarter end September 30, 2004 and the fiscal year end September 30, 2004. The complete release is attached to this report as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits.

      (c)   Exhibits.

      99.1  Press Release dated October 28, 2004


                                      -3-

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                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          INTEGRATED SILICON SOLUTION, INC.

Date: October 28, 2004                                /s/ GARY L. FISCHER
                                              ----------------------------------
                                              Gary L. Fischer
                                              President, Chief Operating Officer
                                              and Chief Financial Officer

                                INDEX TO EXHIBITS

99.1      Press Release dated October 28, 2004